                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

--------------------------------------------------------------------------------


                              The Tax-Exempt Bond
                               Fund of America(R)

                                   Prospectus




                                JANUARY 1, 1997

THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
333 South Hope Street
Los Angeles, CA 90071

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TABLE OF CONTENTS

Expenses                                           3
Financial Highlights                               4
Investment Policies and Risks                      5
Securities and Investment Techniques               6
Multiple Portfolio Counselor System                8
Investment Results                                 9
Dividends, Distributions and Taxes                11
Fund Organization and Management                  12
Shareholder.Services                              15
--------------------------------------------------------------------------------

The fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, consistent with the preservation of capital. It seeks to achieve this objective through investment primarily in a diversified and professionally managed portfolio of tax-exempt securities, consisting of state, municipal and public authority bonds. The income from these securities may be subject to state and local taxes. Investments may also be made in short-term taxable obligations when such investments are considered advisable.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

19-010-0197

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               THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
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EXPENSES
The effect of the expenses described below is reflected in the fund's share price or return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Annual fund operating expenses are paid out of the fund's earned income.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)  4.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets for the fiscal period ended August 31,
1996)
--------------------------------------------------------------------------------
Management fees                0.37%
 ................................................................................
12b-1 expenses                 0.24%/1/
 ................................................................................
Other expenses                 0.07%
 ................................................................................
Total fund operating expenses  0.68%

/1/ 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------
One year     $ 54
Three years  $ 68
Five years   $ 84
Ten years    $128

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

                                                                               3

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               THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
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FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, independent accountants. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA

                                                    YEARS ENDED AUGUST 31
                         -------------------------------------------------------------------------------
                          1996    1995    1994    1993    1992    1991    1990    1989    1988    1987
                         -------------------------------------------------------------------------------
Net asset value,
beginning of year        $11.94  $11.65  $12.43  $11.78  $11.30  $10.78  $10.99  $10.67  $10.78  $11.51
--------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                      .64     .68     .67     .68     .70     .71     .73     .74     .74     .77

Net realized and
unrealized gain
(loss) on investments       .01     .29    (.69)    .73     .48     .52    (.21)    .32    (.05)   (.64)

Total income from
investment
operations                  .65     .97    (.02)   1.41    1.18    1.23     .52    1.06     .69     .13
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
investment income          (.64)   (.68)   (.68)   (.68)   (.70)   (.71)   (.73)   (.74)   (.74)   (.77)

Distribution from
net realized gains         (.09)    --     (.08)   (.08)    --      --      --      --     (.06)   (.09)

Total distributions        (.73)   (.68)   (.76)   (.76)   (.70)   (.71)   (.73)   (.74)   (.80)   (.86)

Net asset value, end of
year                     $11.86  $11.94  $11.65  $12.43  $11.78  $11.30  $10.78  $10.99  $10.67  $10.78

Total return /1/          5.51%   8.70%  (.14)%  12.42%  10.80%  11.70%   4.84%  10.24%   6.72%   1.06%

RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)       $1,476  $1,424  $1,385  $1,327  $  921  $  712  $  551  $  450  $  346   $ 333

Ratio of expenses
to average net assets      .68%    .66%    .69%    .71%    .71%    .72%    .70%    .73%    .63%    .57%

Ratio of net income
to average net assets     5.35%   5.87%   5.53%   5.62%   6.04%   6.33%   6.65%   6.78%   6.90%   6.78%

Portfolio
turnover rate            26.89%  49.28%  22.40%  15.55%  17.22%  24.73%  39.90%  55.70%  61.92%  26.49%

/1/ Excludes maximum sales charge of 4.75%.

4

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               THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
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INVESTMENT POLICIES AND RISKS
The investment objective of the fund is to provide a high level of current income exempt from federal income taxes consistent with the preservation of capital.

During periods of normal market conditions, at least 80% of the fund's total assets will be invested in tax-exempt securities consisting primarily of state, municipal and public authority bonds and notes. Moreover, at least 65% of the fund's assets will be invested in tax-exempt securities consisting primarily of state, municipal and public authority bonds and notes that are rated by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") at the time of purchase in one of their three highest categories (or unrated but determined by the investment adviser to be comparable).

Up to 35% of the fund's total assets may be invested in tax-exempt securities rated Baa by Moody's or BBB by S&P or below (or comparable unrated) which generally carry a greater degree of investment risk. These securities may be rated as low as Ca by Moody's or CC by S&P. Securities rated Ba and BB or below or unrated securities that are determined to be of equivalent quality are commonly known as "high-yield, high-risk" or "junk" bonds and will be limited to no more than 20% of the fund's assets.

The fund will not invest in those tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum taxes. However, investments may be made in short-term taxable obligations (generally, securities with original or remaining maturities of one year or less), when, for economic reasons, these investments are considered advisable. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

The fund's investment restrictions (which are described in the statement of additional information as fundamental) and objective may not be changed without shareholder approval. All other investment practices may be changed by the fund's board of directors.

ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

                                                                               5


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               THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
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SECURITIES AND INVESTMENT TECHNIQUES

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, their prices decline when interest rates rise and vice versa.

The fund may invest up to 20% of its total assets in debt securities rated Ba and BB or below by Moody's or S&P or in unrated securities that are determined to be of equivalent quality. These securities are commonly known as "high-yield, high-risk" or "junk" bonds and are described by the rating agencies as speculative. These securities are subject to greater risk of default and can significantly decline in price, particularly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. The fund's high-yield, high-risk securities may be rated as low as Ca or CC which are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings." See the statement of additional information for a complete description of ratings.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

6

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               THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
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The average monthly composition of the fund's portfolio based on the higher of
Moody's or S&P ratings for the fiscal year ended August 31, 1996 was as follows:

--------------------------------------------------------------------------------
Aaa/AAA    28.84%
 ................................................................................
Aa/AA      17.73%
 ................................................................................
A/A        16.23%
 ................................................................................
Baa/BBB    24.55%
 ................................................................................
Ba/BB       3.49%
 ................................................................................
Non-rated   4.74%

Some or all of these non-rated securities were determined to be equivalent to securities rated by Moody's or S&P as follows:

--------------------------------------------------------------------------------
A/A      0.49%
 ................................................................................
Baa/BBB  1.26%
 ................................................................................
Ba/BB    1.52%
 ................................................................................
B/B      1.47%

Money market instruments and cash made up an average of 4.42% of the fund's portfolio.

MUNICIPAL LEASE OBLIGATIONS

The fund may invest in municipal lease revenue obligations, some of which may be considered illiquid. The fund may purchase, without limitation, municipal lease revenue obligations that are determined to be liquid by Capital Research and Management Company. In determining whether these securities are liquid, Capital Research and Management Company will consider among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, frequency and volume of trading and number of dealers.

FORWARD COMMITMENTS

The fund may enter into commitments to purchase or sell securities for which payment and delivery for the securities take place at a future date. When the fund purchases such securities it assumes the risk of any decline in value of the securities beginning on the date of the agreement or purchase. When the fund sells such securities, it does not participate in further gains or losses with respect to the securities. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

VARIABLE AND FLOATING RATE OBLIGATIONS

The fund may invest in variable and floating rate obligations which have interest rates that are adjusted at designated intervals, or whenever there are changes in the market rates of interest on which the interest rates are based. The rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.

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               THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
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MATURITY

There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years.

--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the following page.

8

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               THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
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
                                                            YEARS OF EXPERIENCE AS
                                                           INVESTMENT PROFESSIONAL
                                                                (APPROXIMATE)
                                                           -------------------------
                                   YEARS OF EXPERIENCE AS
   PORTFOLIO                        PORTFOLIO COUNSELOR    WITH CAPITAL
  COUNSELORS                                FOR            RESEARCH AND
 FOR THE TAX-                       THE TAX-EXEMPT BOND     MANAGEMENT
  EXEMPT BOND                         FUND OF AMERICA       COMPANY OR
FUND OF AMERICA  PRIMARY TITLE(S)      (APPROXIMATE)      ITS AFFILIATES TOTAL YEARS
------------------------------------------------------------------------------------
REBECCA L.       Vice              11 years               14 years       14 years
FORD             President--
                 Investment
                 Management
                 Group, Capital
                 Research and
                 Management
                 Company
------------------------------------------------------------------------------------
NEIL L.          Senior Vice       Since the fund         18 years       18 years
LANGBERG         President of      began
                 the fund. Vice    operations*
                 President--
                 Investment
                 Management
                 Group, Capital
                 Research and
                 Management
                 Company
------------------------------------------------------------------------------------
MARK R.          Vice              2 years                2 years        11 years
MACDONALD        President--
                 Investment
                 Management
                 Group, Capital
                 Research and
                 Management
                 Company
------------------------------------------------------------------------------------

* The fund began operations on October 3, 1979.
--------------------------------------------------------------------------------
INVESTMENT RESULTS

The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield, and/or distribution rate basis. Results calculated without a sales charge will be higher.

- TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

-  YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.
                                                                               9

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               THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
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-  DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by annualizing the current month's dividend and dividing by the average price for the month. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED SEPTEMBER 30, 1996)

AVERAGE
ANNUAL
TOTAL          THE FUND AT NET THE FUND AT MAXIMUM
RETURNS:         ASSET VALUE     SALES CHARGE/1/   LIPPER/2/
--------------------------------------------------------------------------------
One year           6.41%            1.33%          5.62%
 ................................................................................
Five years         7.41%            6.37%          6.99%
 ................................................................................
Ten years          7.39%            6.88%          7.38%
 ................................................................................
Lifetime/3/        8.64%            8.33%          8.16%
--------------------------------------------------------------------------------
Yield/1/: 4.76%
Distribution Rate: 5.16%

/1/ These fund results were calculated according to a standard formula that is required for all stock and bond funds. The maximum sales charge has been deducted.

/2/ Lipper General Municipal Bond Fund Average reflects the average results of funds that invest at least 65% of assets in municipal debt issues in the top four rating categories.

/3/ The fund began investment operations October 3, 1979.


10

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               THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
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                             [GRAPH APPEARS HERE]

Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis.


1986     18.71
1987      0.13
1988      9.28
1989      9.49
1990      6.17
1991     11.17
1992      9.04
1993     11.72
1994     -4.82
1995     17.28

Past results are not an indication of future results.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund declares dividends from its net investment income daily and distributes the accrued dividends to shareholders each month. Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. Capital gains, if any, are usually distributed in November or December. When a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax. The fund is permitted to pass through to its shareholders federally tax-exempt income subject to certain requirements. However, the fund may invest in obligations which pay interest that is subject to state and local taxes when distributed by the fund. Dividends LOGO

                                                                              11

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               THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
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derived from taxable interest income, distributions of capital gains and dividends on gains from the disposition of certain market discount bonds will not be exempt from federal, state or local income tax.

Capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and tax status of all income distributions paid during the prior year. You are required by the Internal Revenue Code to report to the federal government all fund exempt-interest dividends (and all other tax-exempt interest).

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

--------------------------------------------------------------------------------
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation in 1979. All fund operations are supervised by the fund's board of directors who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant corporate matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

12

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               THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
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THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company is composed of a management fee, which may not exceed 0.30% of the fund's average net assets annually and declines at certain asset levels and may not exceed 3% of the fund's gross investment income for the preceding month and which also declines at certain annual gross investment levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is listed above under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's "code of ethics."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the preceding 12 months and accrued while the plan is in effect. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is listed above under "Expenses."

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in

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  THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS

which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                   CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                            (8 A.M. TO 8 P.M. ET):
                                 800/421-0180

                                     [MAP]

WESTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2205
Brea, California 92822-2205
Fax: 714/671-7080

WESTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 659522
San Antonio, Texas 78265-9522
Fax: 210/530-4050

EASTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 6007
Indianapolis, Indiana 46206-6007
Fax: 317/735-6620

EASTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia 23501-2280
Fax: 804/670-4773

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               THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
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SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.
--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

- Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

- Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

- Cross-Reinvestment

  You may invest your dividend and capital gain distributions into any other fund in The American Funds Group.

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               THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
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- Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R) (see below) or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

- Retirement Plans

  Tax-exempt funds should not serve as retirement plan investments.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account  $1,000
To add to an account     $   50

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               THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                    SALES CHARGE AS A
                                      PERCENTAGE OF
                                   -------------------
                                                          DEALER
                                                NET    CONCESSION AS
                                   OFFERING   AMOUNT   % OF OFFERING
INVESTMENT                           PRICE   INVESTED      PRICE
--------------------------------------------------------------------------------
Less than $25,000                      4.75%     4.99%       4.00%
 ................................................................................
$25,000 but less than $50,000          4.50%     4.71%       3.75%
 ................................................................................
$50,000 but less than $100,000         4.00%     4.17%       3.25%
 ................................................................................
$100,000 but less than $250,000        3.50%     3.63%       2.75%
 ................................................................................
$250,000 but less than $500,000        2.50%     2.56%       2.00%
 ................................................................................
$500,000 but less than $1 million      2.00%     2.04%       1.60%
 ................................................................................
$1 million or more and certain
other investments described below   see below  see below  see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 200 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution on these investments. Investments by retirement plans with $100 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by American Funds Distributors on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

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               THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During 1997, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

- Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

- Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

- Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

--------------------------------------------------------------------------------
               THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
- Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.
--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received and accepted by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R) (see below), or by fax. Sales by telephone or fax are limited to $10,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 15 days. Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution. A signature guarantee is

--------------------------------------------------------------------------------
               THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 15 days. Additional documentation may be required for sale of shares held in corporate, partnership or fiduciary accounts.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Fund Group within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.
--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.

TELEPHONE PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone (including American FundsLine(R)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

--------------------------------------------------------------------------------
               THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
  THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
               THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
               THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

FOR SHAREHOLDER       FOR DEALER               FOR 24-HOUR
SERVICES              SERVICES                 INFORMATION

American Funds        American Funds           American
Service Company       Distributors             FundsLine(R)
800/421-0180 ext. 1   800/421-9900 ext. 11     800/325-3590

 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

 --------------------------------------------------------------

 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL               STATEMENT OF ADDITIONAL
 REPORT TO SHAREHOLDERS           INFORMATION (SAI)

 Includes financial               Contains more detailed
 statements, detailed             information on all aspects of
 performance information,         the fund, including the
 portfolio holdings, a            fund's financial statements.
 statement from portfolio
 management and the auditor's
 report.

 CODE OF ETHICS                   A current SAI has been filed
                                  with the Securities and
 Includes a description of the    Exchange Commission and is
 fund's personal investing        incorporated by reference (is
 policy.                          legally part of the
                                  prospectus).



 To request a free copy of any of the documents above:

 Call American Funds    or        Write to the Secretary of the
 Service Company                  Fund 333 South Hope Street
 800/421-0180 ext. 1              Los Angeles, CA 90071

This prospectus has been printed on recycled paper.

                                                          [RECYCLE LOGO]

                   THE TAX-EXEMPT BOND FUND OF AMERICA, INC.

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION

                               JANUARY 1, 1997

 This document is not a prospectus but should be read in conjunction with the current prospectus dated January 1, 1997 of The Tax-Exempt Bond Fund of America, Inc. (the "fund"). The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                    The Tax-Exempt Bond Fund of America, Inc.
                              Attention:  Secretary
                              333 South Hope Street
                             Los Angeles, CA  90071
                                  (213) 486-9200

                               Table of Contents

Item                                                           Page
                                                               No.

Description of Certain Securities and Investment Techniques     1
Investment Restrictions                                         5
Fund Officers and Directors                                     8
Management                                                     11
Dividends and Distributions                                    14
Additional Information Concerning Taxes                        14
Purchase of Shares                                             17
Shareholder Account Services and Privileges                    19
Execution of Portfolio Transactions                            20
General Information                                            20
Investment Results                                             21
Description of Ratings for Debt Securities                     25
Financial Statements                                           Attached


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

 THE DESCRIPTIONS BELOW ARE INTENDED TO SUPPLEMENT THE MATERIAL IN THE PROSPECTUS UNDER "INVESTMENT POLICIES AND RISKS."

INVESTMENT POLICIES -- Up to 35% of the fund's total assets may be invested in tax-exempt securities that are rated below the three highest categories by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") (or equivalent securities that are not rated); however investments in securities rated Ba and BB or below (or equivalent securities that are not rated) will be limited to no more than 20% of the fund's assets. Bonds rated BB and below by S&P or Ba and below by Moody's are commonly known as "junk bonds" or high-yield, high-risk bonds. See "Description of Ratings for Debt Securities" below.

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and political and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds and the fund's net asset value. From time to time legislation has been proposed that would limit the use of high-yield, high-risk bonds in certain instances. The impact that such legislation, if enacted, could have on the market for such bonds cannot be predicted.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the fund's assets. If the fund experiences unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the fund's rate of return.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

 Subsequent to its purchase by the fund, an issue of municipal bonds or notes may cease to be rated or its rating may be reduced below the minimum rating required for its purchase. Neither event requires the elimination of such obligation from the fund's portfolio, but Capital Research and Management Company (the "Investment Adviser") will consider such an event in its determination of whether the fund should continue to hold such obligation in its portfolio. If, however, as a result of downgrades or otherwise, the fund holds more than 20% of its net assets in high-yield, high-risk bonds, the fund will dispose of the excess as expeditiously as possible.

MUNICIPAL BONDS -- Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Municipal bonds may be used to refund outstanding obligations, to obtain funds for general operating expenses or public improvements or for lending private institutions or corporations funds for the construction of educational facilities, hospitals, housing, industrial facilities or for other public purposes. The interest on these obligations is generally not included in gross income for federal income tax purposes. See "Additional Information Concerning Taxes" below. Opinions relating to the validity of municipal bonds and to the exclusion from gross income for federal income tax purposes and, where applicable, the exemption from state and local income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance.

 The two principal classifications of municipal bonds are general obligation and limited obligation, or revenue, bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

 Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

 Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.

 There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal bonds, both within and between the two primary classifications described above.

 The amount of information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose equity securities are publicly traded.

TEMPORARY INVESTMENTS -- The fund may invest in short-term municipal obligations of up to one year in maturity during periods of temporary defensive strategy or when such investments are considered advisable for liquidity. Generally, the income from all such securities is exempt from federal income tax. See "Additional Information Concerning Taxes" below. Further, a portion of the fund's assets, which will normally be less than 20%, may be held in cash or invested in high quality taxable short-term securities of up to one year in maturity. Such temporary investments may include: (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. Government; and (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements (which are described below).

MUNICIPAL LEASE OBLIGATIONS -- The fund may invest in municipal lease revenue obligations, some of which may be considered illiquid. The fund may purchase, without limitation, municipal lease revenue obligations that are determined to be liquid by Capital Research and Management Company. In determining whether these securities are liquid, Capital Research and Management Company will consider among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, frequency and volume of trading and number of dealers.

FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities for which payment and delivery for the securities take place at a future date. When the fund purchases such securities, it assumes the risk of any decline in value of the securities beginning on the date of the agreement or purchase. When the fund sells such securities, it does not participate in further gains or losses with respect to the securities. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

 As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

PRIVATE PLACEMENTS -- Generally, municipal securities acquired in private placements are subject to contractual restrictions on resales. Accordingly, all private placements will be considered illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by the fund's board of trustees.

REPURCHASE AGREEMENTS -- Although the fund has no current intention of doing so during the next 12 months, it may enter on a temporary basis into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by Capital Research and Management Company. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

PORTFOLIO MANAGEMENT -- In seeking to achieve the fund's objective, the Investment Adviser causes the fund to purchase securities which it believes represent the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term structure of interest rates, political developments, and variations in the supply of funds available for investment in the tax-exempt market relative to the demand for the funds placed upon it. These latter factors change continuously and should be met with a dynamic, responsive approach to the investment process. Some of the more important portfolio management techniques that are utilized by the Investment Adviser are set forth below.

ADJUSTMENT OF MATURITIES -- The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Longer term securities ordinarily yield more than shorter term securities but are subject to greater and more rapid price fluctuation. Keeping in mind the fund's objective of producing a high level of current income, the Investment Adviser will increase the fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.

ISSUE CLASSIFICATION -- Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.

QUALITY -- Securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials also tend to fluctuate in response to political, economic and supply/demand factors. The Investment Adviser will attempt to take advantage of these fluctuations by adjusting the concentration of portfolio securities in any given quality category according to the value disparities produced by these yield relationship fluctuations.

 The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund does not anticipate its portfolio turnover to exceed 100% annually. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the prospectus for the fund's portfolio turnover for each of the last 10 years.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the "1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transactions. These restrictions provide that the fund may not:

  1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the fund's total assets would be invested in securities of the issuer. For the purpose of this restriction, the fund will regard each state, each political subdivision, agency or instrumentality of such state, each multi-state agency of which such state is a member, and each public authority which issues industrial development bonds on behalf of a private entity as a separate issuer;

  2. Enter into any repurchase agreement if, as a result, more than 10% of the value of the fund's total assets would be subject to repurchase agreements maturing in more than seven days;

  3. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

  4. Acquire securities subject to restrictions on disposition, except for repurchase obligations;

  5. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

  6. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

  7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

  8. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

  9. Mortgage, pledge, or hypothecate its assets, except in an amount up to 10% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes;

  10. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

  11. Invest in companies for the purpose of exercising control or management;

  12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

  13. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

  14. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;

   15. Purchase or retain the securities of any issuer, if, to the knowledge of the fund, those individual officers and directors of the fund, its Investment Adviser, or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

 For purposes of Investment Restriction #4, the term "securities subject to restrictions on disposition" includes only securities that are not readily marketable due to contractual restrictions. Accordingly, the Fund can purchase securities issued in private placements (including so-called 144A securities) provided they are readily marketable.

 Notwithstanding Investment Restriction #12, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

NON-FUNDAMENTAL POLICIES -- The fund has adopted the following non-fundamental investment policies, which may be changed by action of the Board of Directors without shareholder approval. The fund may not:

 (a) invest 25% or more of its assets in municipal bonds the issuers of which are located in the same state, unless such securities are guaranteed by the U.S. Government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may on occasion invest more than an aggregate of 25% of its total assets in industrial development bonds. There could be economic, business or political developments which might affect all municipal bonds of a similar category or type or issued by issuers within any particular geographical area or jurisdiction;

 (b) invest more than 5% of the value of the fund's total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors, except those issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or municipal bonds rated at least "A" by either Moody's Investors Service, Inc. or Standard & Poor's Corporation; and

 (c) invest more than 15% of its total assets in securities which are not readily marketable.


                          FUND OFFICERS AND DIRECTORS

                      Directors and Director Compensation

NAME, ADDRESS AND AGE  POSITION WITH   PRINCIPAL OCCUPATION(S) DURING  AGGREGATE              TOTAL COMPENSATION  TOTAL NUMBER
                       REGISTRANT      PAST 5 YEARS (POSITIONS WITHIN  COMPENSATION           FROM ALL FUNDS      OF FUND BOARDS
                                       THE ORGANIZATIONS LISTED MAY    (INCLUDING             MANAGED BY CAPITAL  ON WHICH
                                       HAVE CHANGED DURING THIS        VOLUNTARILY DEFERRED   RESEARCH AND        DIRECTOR
                                       PERIOD)                         COMPENSATION/1/) FROM  MANAGEMENT          SERVES/2/
                                                                       THE COMPANY DURING     COMPANY/2/
                                                                       FISCAL YEAR ENDED
                                                                       AUGUST 31, 1996

++ H. Frederick Christie       Director      Private Investor.  The Mission   $3,500        $145,450            18
 P.O. Box 144                                Group (non-utility holding
 Palos Verdes Estates, CA 90274              Company, subsidiary of
 Age:  63                                    Southern California Edison
                                             Company), former President and
                                             Chief Executive Officer.

 Diane C. Creel                Director      CEO and President,        $3,700               $37,450             12
 100 W. Broadway                             The Earth Technology
 Suite 5000                                  Corporation (international
 Long Beach, CA 90802                        consulting engineering)
 Age:  47

 Martin Fenton, Jr.            Director      Chairman, Senior Resource   $4,100               $116,150            16
 4350 Executive Drive                        Group (management of senior
 Suite 101                                   living centers)
 San Diego, CA  92121-2116
 Age:  61

 Leonard R. Fuller             Director      President, Fuller & Company,   $3,500               $40,450             12
 4337 Marina City Drive                      Inc.  (financial management
 Suite 841 ETN                               consulting
 Marina del Rey, CA 90292                    firm)
 Age:  50

+* Abner D. Goldstine          President,    Senior Vice President     none/4/              none/4/             12
 Age:  66                      PEO and       and Director, Capital Research
                               Director      and Management Company

+** Paul G. Haaga, Jr.         Chairman of   Executive Vice President   none/4/              none/4/             14
 Age:  47                      the Board     and Director, Capital Research
                                             and Management Company

 Herbert Hoover III            Director      Private Investor          $3,300               $63,950             14
 200 S. Los Robles Avenue
 Suite 520
 Pasadena, CA 91101-2431
 Age:  68

 Richard G. Newman             Director      Chairman, President and CEO,   $3,900/3/            $65,450             13
 3250 Wilshire Boulevard                     AECOM Technology Corporation
 Los Angeles, CA 90010-1599                  (architectural engineering)
 Age:  61

 Peter Valli                   Director      Chairman and CEO, BW/IP   $3,500 /3/           $38,050             12
 200 Oceangate Boulevard                     International Inc. (industrial
 Suite 900                                   manufacturing)
 Long Beach, CA 90802
 Age:  69


+ Directors who are considered "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025

** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as follows:
 H. Frederick Christie ($6,173), Martin Fenton, Jr. ($6,570), Richard G. Newman ($12,907) and Peter C. Valli ($11,262).

/4/ Paul G. Haaga, Jr. and Abner D. Goldstine are affiliated with the Investment Adviser and, accordingly, receive no compensation from the Fund.

                                  OFFICERS
         (with their principal occupations during the past five years)#

*** Neil L. Langberg, SENIOR VICE PRESIDENT. Capital Research and Management Company,
Vice President, Investment Management Group

** Mary C. Hall, VICE PRESIDENT.  Capital Research and Management   Company,
Senior Vice President - Fund Business Management Group

* Michael J. Downer, VICE PRESIDENT. Capital Research and Management Company, Senior Vice President - Fund Business Management Group

* Julie F. Williams, SECRETARY. Capital Research and Management Company, Vice President - Fund Business Management Group

** Anthony W. Hynes, Jr., TREASURER.  Capital Research and Management Company,
  Vice President - Fund Business Management Group

* Kimberly S. Verdick, ASSISTANT SECRETARY. Capital Research and Management Company, Assistant Vice President - Fund Business Management Group

* Todd D. Miller, ASSISTANT TREASURER.  Capital Research and Management
Company,
  Assistant Vice President - Fund Business Management Group

# Positions within the organizations listed may have changed during this period.

*  Address is 333 South Hope Street, Los Angeles, CA  90071.

** Address is 135 South State College Boulevard, Brea, CA  92821.

*** Address is 11100 Santa Monica Boulevard, Los Angeles, CA  90025

 No compensation is paid by the fund to any officer or Director who is a Director or officer of the Investment Adviser. The fund pays annual fees of $2,500 to Directors who are not affiliated with the Investment Adviser, plus $200 for each Board of Directors meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Directors. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of December 1, 1996 the officers and Directors and their families as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, Ca 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of the Capital Group Companies, Inc.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types throughout the world. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until May 31, 1997, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

 The Investment Adviser receives a fee at the annual rate of 0.30% on the first $60 million of the fund's net assets, plus 0.21% on net assets from $60 million to $1 billion, plus 0.18% on net assets from $1 billion to $3 billion, plus 0.16% on net assets over $3 billion, plus 3% of the first $3,333,333 of the fund's monthly gross investment income, plus 2.50% of such income over $3,333,333 but not exceeding $8,333,333 and 2.25% of such income in excess of $8,333,333. Assuming net assets of $1.5 billion and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.29%, 0.32%, 0.34%, 0.37% and 0.39% respectively.

 For the purpose of such computations under the Agreement, the fund's gross investment income does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defined for federal income tax purposes.

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, as well as general purpose accounting forms, supplies, and postage to be used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but no limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to Directors unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

 The Agreement provides that the Investment Adviser will reimburse the fund for any expenses incurred by the fund in any fiscal year, exclusive of interest, taxes and brokerage costs and extraordinary expenses such as litigation and acquisitions, to the extent such expenses exceed the lesser of 25% of gross income for the preceding year or the sum of (a) 1.5% of the average daily net assets of the preceding year up to and including $30 million and (b) 1% of any excess of average daily net assets of the preceding year over $30 million. The investment advisory fee is included as an expense of the fund and is subject to the expense limitation described in the preceding sentence.

 During the fiscal years ended August 31, 1996, 1995, and 1994, the Investment Adviser's total fees amounted to $5,451,000, $5,202,000, and $5,180,000, respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the "Plan") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended August 31, 1996 amounted to $760,000 after allowance of $3,202,000 to dealers. During the fiscal years ended August 31, 1995 and 1994 the Principal Underwriter retained $670,000 and $1,284,000 respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by a majority of the entire Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Directors who are "interested persons" of the fund due to present or past affiliations with the Investment Adviser and related companies may be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the Plan to the fund are improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund is committed to the discretion of the Directors who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

 Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fund's fiscal year ended August 31, 1996, the fund paid or accrued $3,487,000 under the Plan as compensation to dealers. As of August 31, 1996 accrued and unpaid distribution expenses were $692,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                          DIVIDENDS AND DISTRIBUTIONS

The fund declares dividends from its net investment income daily and distributes the accrued dividends to shareholders each month. The percentage of the distribution that is tax-exempt may vary from distribution to distribution. For the purpose of calculating dividends, daily net investment income of the fund consists of: (a) all interest income accrued on the fund's investments including any original issue discount or market premium ratably amortized to the date of maturity or determined in such other manner as may be deemed appropriate; minus (b) all liabilities accrued, including interest, taxes and other expense items, amounts determined and declared as dividends or distributions and reserves for contingent or undetermined liabilities, all determined in accordance with generally accepted accounting principles.

                    ADDITIONAL INFORMATION CONCERNING TAXES

 The following is only a summary of certain additional federal, state and local tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the fund or its shareholders, and the discussion here and in the fund's prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

 The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the fund would generally not be suitable for tax-exempt institutions or tax-deferred retirement plans (E.G., plans qualified under Section 401 of the Internal Revenue Code, Keogh-type plans and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of the fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them. In addition, the fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

 The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the gains or sale or other disposition of stock or securities held less than three months; and
(c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which must be limited, in respect of any one issuer to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 The percentage of total dividends paid by the fund with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate
value of the fund's assets must consist of tax-exempt obligations.   Not later
than 60 days after the close of its taxable year, the fund will notify each shareholder of the portion of the dividends paid by the fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under
Section 103 of the Code received by the fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

 Interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes if the fund distributes exempt-interest dividends during the shareholder's taxable year.
If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

 While the fund does not expect to realize substantial long-term capital gains, any net realized long-term capital gains will be distributed annually. The fund will have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held fund shares. Such distributions will be designated as a capital gains distribution in a written notice mailed by the fund to shareholders not later than 60 days after the close of the fund's taxable year. If a shareholder receives a designated capital gain distribution (treated by the shareholder as a long-term capital gain) with respect to any fund share and such fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The fund also may make a distribution of net realized long-term capital gains near the end of the calendar year to comply with certain requirements of the Code. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation.

 Similarly, while the fund does not expect to earn any significant investment company taxable income, in the event that any taxable income is earned by the fund it will be distributed. In general, the fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The fund would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it will be taxable to shareholders as ordinary income (whether distributed in cash or additional shares).

 The Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and upon other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. These provisions of the Code generally apply to bonds issued after August 15, 1986. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 If for any taxable year the fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and might be eligible for the dividends-received deduction for corporations. Under normal circumstances, no part of the distributions to shareholders by the fund is expected to qualify for the dividends-received deduction allowed to corporate shareholders.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 As of the date of this statement of additional information, the maximum individual tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters.

 The interest on "private activity" bonds as defined under the Code is an item of tax preference subject to the alternative minimum tax ("AMT") on corporations and individuals. As of the date of this statement of additional information, individuals are subject to an AMT at a maximum marginal rate of 28% and corporations at a rate of 20%. Shareholders will not be permitted to deduct any of their share of fund expenses in computing alternative minimum taxable income. With respect to corporate shareholders, all interest on municipal bonds and other tax-exempt obligations, including exempt-interest dividends paid by the fund, is included in adjusted book income and adjusted current earnings in calculating federal alternative minimum taxable income, and may also affect corporate federal "environmental tax" liability.

 Under the Code, distributions of net investment income by the fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the fund is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply.

                               PURCHASE OF SHARES

METHOD           INITIAL INVESTMENT          ADDITIONAL INVESTMENTS

                 SEE "INVESTMENT             $50 MINIMUM (EXCEPT WHERE A
                 MINIMUMS                    LOWER
                 AND FUND NUMBERS" FOR       MINIMUM IS NOTED UNDER
                 INITIAL INVESTMENT          "INVESTMENT
                 MINIMUMS.                   MINIMUMS AND FUND NUMBERS").

BY               VISIT ANY INVESTMENT        MAIL DIRECTLY TO YOUR
CONTACTING       DEALER                      INVESTMENT
YOUR             WHO IS REGISTERED IN        DEALER'S ADDRESS PRINTED ON
INVESTMENT       THE                         YOUR
DEALER           STATE WHERE THE             ACCOUNT STATEMENT.
                 PURCHASE IS
                 MADE AND WHO HAS A
                 SALES
                 AGREEMENT WITH
                 AMERICAN
                 FUNDS DISTRIBUTORS.

BY MAIL          MAKE YOUR CHECK             FILL OUT THE ACCOUNT
                 PAYABLE                     ADDITIONS FORM AT
                 TO THE FUND AND MAIL        THE BOTTOM OF A RECENT
                 TO THE                      ACCOUNT
                 ADDRESS INDICATED ON        STATEMENT, MAKE YOUR CHECK
                 THE                         PAYABLE
                 ACCOUNT APPLICATION.        TO THE FUND, WRITE YOUR
                 PLEASE INDICATE AN          ACCOUNT
                 INVESTMENT DEALER ON        NUMBER ON YOUR CHECK, AND
                 THE                         MAIL THE
                 ACCOUNT APPLICATION.        CHECK AND FORM IN THE
                                             ENVELOPE
                                             PROVIDED WITH YOUR ACCOUNT
                                             STATEMENT.

BY TELEPHONE     CONTACT YOUR                COMPLETE THE "INVESTMENTS BY
                 INVESTMENT                  PHONE" SECTION ON THE
                 DEALER TO OPEN              ACCOUNT
                 ACCOUNT,                    APPLICATION OR AMERICAN
                 THEN FOLLOW THE             FUNDSLINK
                 PROCEDURES                  AUTHORIZATION FORM.  ONCE
                 FOR ADDITIONAL              YOU
                 INVESTMENTS.                ESTABLISH THE PRIVILEGE,
                                             YOU, YOUR
                                             FINANCIAL ADVISOR OR ANY
                                             PERSON WITH
                                             YOUR ACCOUNT INFORMATION CAN
                                             CALL
                                             AMERICAN FUNDSLINE(R) AND
                                             MAKE
                                             INVESTMENTS BY TELEPHONE
                                             (SUBJECT TO
                                             CONDITIONS NOTED IN
                                             "TELEPHONE
                                             REDEMPTIONS AND EXCHANGES"
                                             BELOW).

BY WIRE          CALL 800/421-0180 TO        YOUR BANK SHOULD WIRE YOUR
                 OBTAIN                      ADDITIONAL INVESTMENTS IN
                 YOUR ACCOUNT                THE SAME
                 NUMBER(S), IF               MANNER AS DESCRIBED UNDER
                 NECESSARY.  PLEASE          "INITIAL
                 INDICATE                    INVESTMENT."
                 AN INVESTMENT DEALER
                 ON THE
                 ACCOUNT.  INSTRUCT
                 YOUR
                 BANK TO WIRE FUNDS
                 TO:
                 WELLS FARGO BANK
                 155 FIFTH STREET
                 SIXTH FLOOR
                 SAN FRANCISCO, CA
                 94106
                 (ABA #121000248)
                 FOR CREDIT TO THE
                 ACCOUNT
                 OF:
                 AMERICAN FUNDS
                 SERVICE
                 COMPANY
                 A/C #4600-076178
                 (FUND NAME)
                 (YOUR FUND ACCT. NO.)

THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO
REJECT ANY PURCHASE
ORDER.


PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The net asset value per share of money market funds normally will remain constant at $1.00 based on the fund's current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

 The price you pay for shares, the public offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

  1. Municipal bonds and notes and any other securities with more than 60 days remaining to maturity normally are valued at prices obtained from a national municipal bond pricing service, except that, where such prices are not available or determined by the fund's officers not to represent market value, they are valued at prices representing the mean between bid and asked quotations (on the sale of similar issues) obtained from one or more broker/dealers dealing in such municipal bonds and notes.

 All securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. The maturities of variable or floating rate instruments, or instruments with the right to sell them at par to the issuer or dealer, are deemed to be the time remaining until the next interest adjustment date or until they can be redeemed at par.

 Where market prices or market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors or a committee thereof. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. There are deducted from the total assets, thus determined, all liabilities, including proper accruals of expense items; and

 3. The value of the net assets so obtained is then divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell fund shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.

INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT
STOCK AND STOCK/BOND FUNDS
AMCAP Fund(R)                                                        02
                                             $1,000
American Balanced Fund(R)                                            11
                                             500
American Mutual Fund(R)                                              03
                                             250
Capital Income Builder(R)                                            12
                                             1,000
Capital World Growth and Income                                      33
Fund(SM)                                     1,000
EuroPacific Growth Fund(R)                                           16
                                             250
Fundamental Investors(SM)                                            10
                                             250
The Growth Fund of America(R)                                        05
                                             1,000
The Income Fund of America(R)                                        06
                                             1,000
The Investment Company of America(R)                                 04
                                             250
The New Economy Fund(R)                                              14
                                             1,000
New Perspective Fund(R)                                              07
                                             250
SMALLCAP World Fund(R)                                               35
                                             1,000
Washington Mutual Investors Fund(SM)                                 01
                                             250
BOND FUNDS
American High-Income Municipal Bond                                  40
Fund(R)                                      1,000
American High-Income Trust(SM)                                       21
                                             1,000
The Bond Fund of America(SM)                                         08
                                             1,000
Capital World Bond Fund(R)                                           31
                                             1,000
Intermediate Bond Fund of                                            23
America(SM)                                  1,000
Limited Term Tax-Exempt Bond Fund of                                 43
America(SM)                                  1,000
The Tax-Exempt Bond Fund of                                          19
America(R)                                   1,000
The Tax-Exempt Fund of                                               20
California(R)*                               1,000
The Tax-Exempt Fund of Maryland(R)*                                  24
                                             1,000
The Tax-Exempt Fund of Virginia(R)*                                  25
                                             1,000
U.S. Government Securities Fund(SM)                                  22
                                             1,000
MONEY MARKET FUNDS
The Cash Management Trust of                                         09
America(R)                                   2,500
The Tax-Exempt Money Fund of                                         39
America(SM)                                  2,500
The U.S. Treasury Money Fund of                                      49
America(SM)                                  2,500
___________
*Available only in certain states.



 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period is added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                    DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                    CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE
                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE
STOCK AND STOCK/BOND FUNDS
Less than $50,000
                                 6.10%            5.75%            5.00%
$50,000 but less than 100,000
                                 4.71             4.50             3.75
BOND FUNDS
Less than $25,000
                                 4.99             4.75             4.00
$25,000 but less than $50,000
                                 4.71             4.50             3.75
$50,000 but less than $100,000
                                 4.17             4.00             3.25
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000
                                 3.63             3.50             2.75
$250,000 but less than $500,000
                                 2.56             2.50             2.00
$500,000 but less than $1,000,000
                                 2.04             2.00             1.60
$1,000,000 or more                                                 (see below)
                                 none             none


 Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

 American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1997, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

 Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

                                REDEEMING SHARES

By writing to             Send a letter of instruction specifying
American                  the name of the fund,
Funds Service             the number of shares or dollar amount to
Company (at               be sold, your
the appropriate           name and account number.  You should also
address                   enclose any
indicated under           share certificates you wish to redeem.
"Fund                     For redemptions
Organization and          over $50,000 and for certain redemptions
Management -              of $50,000 or less
Principal                 (see below), your signature must be
Underwriter and           guaranteed by a bank,
Transfer Agent"           savings association, credit union, or
in the prospectus)        member firm of a
                          domestic stock exchange or the National
                          Association of
                          Securities Dealers, Inc. that is an
                          eligible guarantor
                          institution.  You should verify with the
                          institution that it is an
                          eligible guarantor prior to signing.
                          Additional documentation
                          may be required for redemption of shares
                          held in corporate,
                          partnership or fiduciary accounts.
                          Notarization by a Notary
                          Public is not an acceptable signature
                          guarantee.

By contacting your        If you redeem shares through your
investment dealer         investment dealer, you
                          may be charged for this service.  SHARES
                          HELD FOR YOU IN
                          YOUR INVESTMENT DEALER'S STREET NAME MUST
                          BE REDEEMED
                          THROUGH THE DEALER.

You may have a            You may use this option, provided the
redemption check          account is registered
sent to                   in the name of an individual(s), a
you by using              UGMA/UTMA custodian,
American                  or a non-retirement plan trust.  These
FundsLine(R) or by        redemptions may not
telephoning, faxing,      exceed $10,000 per day per fund account
or                        and the check
telegraphing              must be made payable to the shareholder(s)
American                  of record and
Funds Service             be sent to the address of record provided
Company                   the address has
(subject to the           been used with the account for at least 10
conditions                days.  See
noted in this             "Transfer Agent" and "Exchange Privilege"
section and in            below for the
"Telephone                appropriate telephone or fax number.
Redemptions and
Exchanges" below)

In the case of the        Upon request (use the account application
money                     for the money
market funds, you         market funds) you may establish telephone
may                       redemption
have redemptions          privileges (which will enable you to have
wired to                  a redemption sent
your bank by              to your bank account) and/or check writing
telephoning               privileges.  If you
American Funds            request check writing privileges, you will
Service                   be provided with
Company ($1,000 or        checks that you may use to draw against
more)                     your account.
or by writing a           These checks may be made payable to anyone
check ($250               you
or more)                  designate and must be signed by the
                          authorized number of
                          registered shareholders exactly as
                          indicated on your
                          checking account signature card.



 A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, AND PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 15 DAYS.

 CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

 You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "American FundsLine(R)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" below for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

     Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal year ended August 31, 1996 amounted to $658,000.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. When fund shares are purchased by an insurance company separate account to serve as the underlying investment vehicle for variable insurance contracts, the fund may pay a fee to the insurance company or another party for performing certain transfer agent services with respect to contract owners having interests in the fund. It was paid a fee of $514,000 for the fiscal year ended August 31, 1996.

INDEPENDENT ACCOUNTANTS - Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountants since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent accountants given on the authority of said firm as experts in auditing and accounting.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on August 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited annually by the fund's independent accountants, Price Waterhouse LLP, whose selection is determined annually by the Board of Directors.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and the report of independent accountants contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- AUGUST 31, 1996

Net asset value and redemption price per share
 (Net assets divided by shares                            $11.86
outstanding)
Maximum offering price per share (100/95.25 of
 per share net asset value, which takes into
account
 the fund's current maximum sales                         $12.45
charge)


                               INVESTMENT RESULTS

 The fund's yield is 4.76% based on a 30-day (or one month) period ended August 31, 1996, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

             YIELD = 2[( a-b/cd + 1)/6/ - 1]
Where:           a = dividends and interest earned during the period.
                 b = expenses accrued for the period (net of reimbursements). c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
                 d = the maximum offering price per share on the last day of the period.

 The fund may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. The fund's tax equivalent yield based on the maximum individual effective federal tax rate of 39.6% for the 30-day (or one month) period ended August 31, 1996 was 7.88%.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by annualizing the current month's dividend and dividing by the average price for the month. The taxable equivalent distribution rate will reflect the most current federal and state tax rates available. The current distribution rate may differ from the current yield.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by annualizing the current month's dividend and dividing by the average net asset value or maximum offering price for the month. The distribution rate may differ from the yield.

 The fund's total return over the past 12 months and average annual total returns over the past five-year and ten-year periods ending on August 31, 1996 were 0.47%, 6.33% and 6.59%, respectively. The average annual total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 During its lifetime, the fund had a total return of 283.6% compared with 315.1% for The Bond Buyer Index./1/ In the period from January 1, 1980, when the Lehman Brothers Municipal Bond Index/2/ began, to August 31, 1996, the fund had a total return of 283.1% and the index showed a 301.4% return.
_______________
 /1/ The Bond Buyer Index is unmanaged, reflects no expenses or management fees
and consists of 20 General   Obligation bonds maturing in 20 years and rated A
to AA by Standard & Poor's Corporation.

 /2/ The Lehman Brothers Municipal Bond Index is unmanaged, reflects no
expenses or management fees and   consists of a large universe of municipal
bonds issued as state general obligations or revenue bonds with a   minimum
rating of BBB by Standard & Poor's Corporation.


EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In all of the 10-year periods during which those funds were managed by Capital Research and Management Company since January 1, 1966 (121 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 94 of the 121 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

 The fund may also refer to results compiled by organizations such as Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                         ...and taken all
                                                         distributions
If you had invested                                      in shares, your
                                                         investment
$10,000 in the fund                                      would have been
                                                         worth this
this many years ago...                                   much at August
                                                         31, 1996
|                                                        |
                                 Periods
Number of Years                  9/1-8/31                Value
1                                1995 - 1996             $10,047
2                                1994 - 1996             10,926
3                                1993 - 1996             10,909
4                                1992 - 1996              12,262
5                                1991 - 1996             13,593
6                                1990 - 1996             15,176
7                                1989 - 1996             15,911
8                                1988 - 1996             17,547
9                                1987 - 1996             18,719
10                               1986 - 1996             18,927
11                               1985 - 1996             23,490
12                               1984 - 1996             27,337
13                               1983 - 1996             29,361
14                               1982 - 1996             34,155
15                               1981 - 1996             42,924
16                               1980 - 1996             39,096
17                               1979*- 1996             38,361


                 ILLUSTRATION OF A $10,000 INVESTMENT IN THE FUND
                          WITH DIVIDENDS REINVESTED
     (FOR THE LIFETIME OF THE FUND OCTOBER 3, 1979 THROUGH AUGUST 31, 1996)

                          COST OF SHARES                                                            VALUE OF SHARES**

Fiscal         Annual         Dividends     Total         From           From            From           Total
Year End       Dividends      (cumulative)   Investment    Initial        Capital Gains   Dividends      Value
Aug. 31                                     Cost          Investment     Reinvested      Reinvested

1980*          $ 553          $ 553         $ 10,553      $ 8,819        $ 0             $ 529          $ 9,348
1981           779            1,332         11,332        7,362          0               1,146            8,508
1982           932            2,264         12,264        8,362          0               2,334           10,696
1983           978            3,242         13,242        8,971          0               3,473           12,444
1984           1,026          4,268         14,268        8,895          0               4,466           13,361
1985           1,182          5,450         15,450        9,543          0               6,012           15,555
1986           1,297          6,747         16,747        10,962         53              8,297           19,312
1987           1,335          8,082         18,082        10,267         192             9,057           19,516
1988           1,390          9,472         19,472        10,162         307             10,358          20,827
1989           1,499          10,971        20,971        10,467         317             12,176          22,960
1990           1,573          12,544        22,544        10,267         311             13,494          24,072
1991           1,621          14,165        24,165        10,762         326             15,801          26,889
1992           1,723          15,888        25,888        11,219         339             18,235          29,793
1993           1,773          17,661        27,661        11,838         577             21,078          33,493
1994           1,874          19,535        29,535        11,095         773             21,578         33,446
1995           2,011          21,546        31,546        11,371         792             24,194         36,357
1996           2,017          23,563        33,563        11,295         1,042           26,024         38,361


Includes reinvested dividends of $23,563 and reinvested capital gain distributions of $1,032.

* From inception on October 3, 1979

** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.

                   DESCRIPTION OF RATINGS FOR DEBT SECURITIES

 The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

 Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:

BONDS --

 "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

 "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

 "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

 "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or having other marked shortcomings."
 "Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

NOTES --

 "The MIG 1 designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

 The MIG 2 designation denotes high quality. Margins of protection are ample although not as large as in the preceding group."

COMMERCIAL PAPER --

 "Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

 -- Leading market positions in well established industries.

 --  High rates of return on funds employed.

 -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

  -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

 -- Well established access to a range of financial markets and assured sources of alternate liquidity.

 Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

 Standard & Poor's Corporation rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:

BONDS -- "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

"Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

 "The rating 'C1' is reserved for income bonds on which no interest is being paid."

"Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."

NOTES -- "The SP-1 rating denotes a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

 The SP-2 rating denotes a satisfactory capacity to pay principal and interest."

COMMERCIAL PAPER --

The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation."

THE TAX-EXEMPT BOND FUND OF AMERICA
Investment Portfolio, August 31, 1996

Geographic Breakdown

New York --                                                                                      12.65%
California --                                                                                    11.91%
Michigan --                                                                                       7.81%
Washington --                                                                                     7.22%
Illinois --                                                                                       6.75%
Pennsylvania --                                                                                   5.75%
Other States --                                                                                  43.14%
Cash & Short-Term Securities --                                                                   4.77%

Quality Ratings

Aaa/AAA --                                                                                       31.81%
Aa/AA --                                                                                         16.97%
A/A --                                                                                           17.20%
Baa/BBB --                                                                                       27.86%
Below Investment Grade                                                                            6.16%

                                                                                             Principal          Market
                                                                                                Amount           Value
                                                                                                 (000)           (000)
Tax-Exempt Securities Maturing in More than
One Year - 95.23%

Alabama - 0.43%
 Daughters of Charity, National Health System,
  5.25% 2015                                                                                    $4,000          $3,723
 The Industrial Development Board of the City of
  Mobile, Solid Waste Revenue Refunding Bonds (Mobile
  Energy Services Company, L.L.C. Projects), Series
  1995, 6.95% 2020                                                                               2,500           2,610

Alaska - 1.83%
 Housing Finance Corporation:
  Insured Mortgage Program Refunding Bonds, 1990
  First Series, 7.80% 2030                                                                       5,900           5,956
  Collateralized Bonds (Veterans Mortgage
  Program), Series 1992A-1, 6.75% 2032                                                           4,600           4,705
 Municipality of Anchorage:
  1995 General Obligation Refunding General Purpose
  Bonds, Series B, FGIC Insured, 6.00% 2012                                                      2,895           3,031
  Municipal Light & Power, Senior Lien Refunding Electric
  Revenue Bonds, MBIA Insured, Series 1996, 6.50% 2014                                           5,000           5,477
 City of Valdez, Marine Terminal Revenue Refunding
  Bonds (BP Pipelines Inc. Project), Series 1993B,
  5.50% 2028                                                                                     8,500           7,847

Arizona - 0.56%
 State Transportation Board, Subordinated Highway
  Revenue Bonds, Series 1992B, 6.50% 2008
  (Prerefunded 2002)                                                                             1,850           2,036
 Salt River Project Agricultural Improvement and
  Power District, Electric System Revenue Bonds,
  Refunding Series A, 7.875% 2028 (Prerefunded 1998)                                             1,000           1,068
 The Industrial Development Authority of the City
  of Scottsdale, Hospital Revenue Refunding Bonds ,
  Scottsdale Memorial Hospitals, Series 1996A,
  AMBAC Insured:
   6.50% 2005*                                                                                   2,270           2,429
   6.50% 2006*                                                                                   1,200           1,283
   6.50% 2007*                                                                                   1,290           1,377

California - 11.91%
 General Obligation Bonds, 6.75% 2002                                                            5,000           5,495
 Various Purpose General Obligation Bonds,
  6.75% 2006                                                                                     1,000           1,121
 Health Facilities Financing Authority:
  Downey Community Hospital, Series 1993:
   5.00% 2001                                                                                    1,000             997
   5.75% 2015                                                                                    4,990           4,703
  Kaiser Permanente Medical Care Program, Semi-Annual
   Tender Revenue Bonds:
    Series A, 7.00% 2018                                                                         1,900           2,039
    1985 Tender Bonds, 5.55% 2025                                                                5,000           4,619
 Public Works Board, Lease Revenue Bonds:
  California Community Colleges, 1994 Series B
  (Various Community College Projects):
   6.75% 2005                                                                                    2,505           2,761
   7.00% 2007                                                                                    1,315           1,451
  Department of Corrections,  State
   Prison-Lassen County (Susanville), 1993 Series D,
   5.20% 2007                                                                                    3,760           3,673
 Statewide Communities Development Authority:
  Children's Hospital of Los Angeles, MBIA Insured,
  6.00% 2008                                                                                     3,415           3,602
 St. Joseph Health System Obligated Group,
  Certificates of Participation:
   5.50% 2014                                                                                    2,000           1,884
   5.50% 2023                                                                                    2,700           2,466
 Castaic Lake Water Agency Financing Corporation,
  Refunding Revenue Certificates of Participation
  (Water System Improvement Projects), Series 1994A,
  MBIA Insured:
  7.25% 2010                                                                                     1,245           1,456
  7.00% 2011                                                                                     2,400           2,748
 Central Valley Financing Authority, Cogeneration
  Project Revenue Bonds (Carson Ice-Gen Project),
  Series 1993, 6.10% 2013                                                                        1,000             985
 Culver City Redevelopment Financing Authority, 1993
  Tax Allocation Refunding Revenue Bonds, AMBAC
  Insured, 5.00% 2023                                                                            3,635           3,179
 Long Beach Aquarium of the Pacific, Revenue Bonds
  (Aquarium of the Pacific Project), 1995 Series A:
   6.10% 2010                                                                                    4,000           3,917
   6.125% 2015                                                                                   6,965           6,557
   6.125% 2023                                                                                   9,000           8,332
 City of Los Angeles:
  State Building Authority,  Lease Revenue Refunding Bonds,
  Department of General Services Lease, 1993 Series A:
   5.375% 2006                                                                                   3,000           3,003
   5.50% 2007                                                                                    7,295           7,283
  Convention and Exhibition Center Authority,
  Certificates of Participation:
   7.375% 2018 (Prerefunded 1999)                                                                1,000           1,099
   7.00% 2020 (Prerefunded 1999)                                                                 2,750           2,992
  Regional Airports Improvement Corporation,
   Facilities Lease Refunding Revenue Bonds,
   Issue of 1992, United Air Lines, Inc. (Los
   Angeles International Airport), 6.875% 2012                                                   2,000           2,072
 Wastewater System Revenue Bonds, Refunding Series 1993 D,
  FGIC Insured, 5.20% 2021                                                                       2,500           2,261
  Department of Water and Power,  Electric Plant Revenue
   Bonds, Issue of 1990,  7.10% 2031 (Subject to Crossover
   Refunding 2001)                                                                               3,000           3,338
 County of Los Angeles, Certificates of
  Participation (Marina Del Rey), Series A:
   6.25% 2003                                                                                    5,500           5,653
   6.50% 2008                                                                                    4,750           4,783
 Los Angeles County:
  Metropolitan Transportation Authority,
   Proposition C Sales Tax Revenue Bonds,
   Second Series 1993B, AMBAC Insured, 5.25% 2023                                                1,300           1,181
  Transportation Commission, Sales
  Tax Revenue Bonds, Series 1989, 7.00% 2019                                                     2,000           2,149
 The Metropolitan Water District of Southern
  California, Waterworks General Obligation Refunding
  Bonds, 1993 Series A1, 5.50% 2010                                                              3,000           3,005
 Northern California Power Agency, Geothermal
  Project #3, Special Revenue Bonds, 1993 Refunding
  Series A, 5.60% 2006                                                                           3,000           3,057
 County of Orange:
  Recovery Certificates of
  Participation, 1996 Series A, MBIA Insured:
   6.00% 2008                                                                                    7,500           7,953
   6.00% 2010                                                                                    6,220           6,477
  Aliso Viejo Special Tax Bonds
  of Community Facilities District No. 88-1,
  Series A of 1992:
   7.15% 2006 (Prerefunded 2002)                                                                 2,000           2,290
   7.35% 2018 (Prerefunded 2002)                                                                10,000          11,551
 Orange County Local Transportation Authority,
  Measure M Sales Tax
  Revenue Bonds (Limited Tax Bonds):
   Second Senior Bonds, Series 1992, FGIC Insured,
   5.90% 2006                                                                                    1,200           1,263
   First Senior Bonds, MBIA Insured, 6.00% 2009                                                  2,000           2,092
 South Orange County, Public Financing Authority,
  Special Tax Revenue Bonds, 1994 Series B (Junior
  Lien Bonds):
   6.65% 2003                                                                                    1,000           1,009
   6.75% 2004                                                                                    2,385           2,403
 Pleasanton Joint Powers Financing Authority,
  Reassessment Revenue Bonds, 1993 Series A, 5.70% 2001                                            500             509
 Riverside County Transportation Commission, Sales
  Tax Revenue Bonds (Limited Tax Bonds), 1991
  Series A, 6.50% 2009 (Prerefunded 2001)                                                        3,600           3,956
 Sacramento City Financing Authority, 1991 Revenue
  Bonds, 6.80% 2020 (Prerefunded 2001)                                                           5,000           5,588
 Sacramento Cogeneration Authority, Cogeneration
  Project Revenue Bonds:
  Procter & Gamble Project, 1995 Series:
   6.20% 2006                                                                                    1,000           1,010
   6.375% 2010                                                                                   1,000           1,006
  1995 Series:
   6.00% 2002                                                                                    2,000           2,047
   6.00% 2003                                                                                    2,200           2,237
 Public Facilities Financing Authority of The City of
  San Diego, Sewer Revenue Bonds, Series 1993, AMBAC
  Insured, 5.00% 2013                                                                            1,105           1,007
 San Francisco Bay Area Rapid Transit District,
  Sales Tax Revenue Refunding Bonds, Series 1990,
  AMBAC Insured, 6.75% 2009                                                                      3,250           3,555
 Redevelopment Agency of the City and County of
  San Francisco, Refunding Lease Revenue Bonds,
  Series 1991 (George R. Moscone Convention
  Center), 5.50% 2018                                                                            6,000           5,572
 San Joaquin Hills Transportation Corridor Agency
  (Orange County), Senior Lien Toll Road Revenue
  Bonds, 0% 2000                                                                                 4,525           3,755
 The Regents of the University of California:
  Various University of California Projects, 1993:
   Series A, 5.50% 2021                                                                          2,000           1,834
   Series B, 5.375% 2009                                                                         2,000           1,944
 Revenue Bonds, Series A, MBIA Insured, 6.90% 2015
  (Prerefunded 1997)                                                                             2,750           2,886

Colorado - 3.56%
 Housing And Finance Authority, Multi-Family Housing Insured
  Mortgage Revenue Bonds, 1982 Series A, 9.00% 2025                                              1,780           1,793
 Student Obligation Bond Authority, Student Loan Revenue
  Bonds, 1994 Series L, 6.00% 2001                                                               1,065           1,107
 Arapahoe County, Capital Improvement Trust Fund
  Highway Revenue Bonds (E-470 Project):
   6.90% 2015                                                                                    5,750           6,025
   6.95% 2020                                                                                   20,500          21,478
 City and County of Denver, Airport System Revenue Bonds,
  Series 1992A:
  7.25% 2025 (Prerefunded 2002)                                                                  5,590           6,363
  7.25% 2025                                                                                    14,210          15,780

District of Columbia - 2.60%
 General Obligation Bonds:
   Series 1990 A, AMBAC Insured, 7.25% 2005
  (Prerefunded 2000)                                                                             2,500           2,768
  Series 1992 B, MBIA Insured:
  6.125% 2003                                                                                    1,750           1,844
  6.30% 2010                                                                                     2,900           2,980
  AMBAC Insured, 5.20% 2004                                                                      1,500           1,495
  Series 1993 A, AMBAC Insured, 5.875% 2005                                                      3,000           3,104
  Series B-2, FSA Insured, 5.50% 2007                                                            8,725           8,724
  Series B-1, AMBAC Insured, 5.50% 2009                                                          8,500           8,384
 Hospital Revenue Refunding Bonds
  (Medlantic Healthcare Group, Inc. Issue):
   Series 1992 A, 7.00% 2005                                                                     2,000           2,088
   Series 1993 A, MBIA Insured:
    6.00% 2011                                                                                   3,765           3,847
    5.25% 2012                                                                                   2,000           1,845
 Redevelopment Land Agency, Sports Arena Special Tax Revenue
  Bonds, Series 1996, 5.625% 2010                                                                1,350           1,310

Florida - 1.04%
 Broward County, Resource Recovery Revenue Bonds,
  Series 1984:
   North Project, 7.95% 2008                                                                     4,670           5,146
   South Project, 7.95% 2008                                                                     1,200           1,322
 The Crossing at Fleming Island Community Development
  District (Clay County), Special Assessment Bonds,
  Series 1995, 8.25% 2016                                                                        1,125           1,190
 Mid-Bay Bridge Authority,  Revenue Refunding Bonds:
  Series 1993A, 8.50% 2022 (Subject to crossover refunding)                                      4,000           4,528
  Series 1993D, 6.125% 2022                                                                        500             490
 Northern Palm Beach County Improvement District, Water
  Control and Improvement Bonds, Unit of Development No. 9A,
  Series 1996A:
   6.80% 2006                                                                                    1,145           1,145
   7.30% 2027                                                                                    1,500           1,500

Georgia - 1.70%
 General Obligation Bonds, 1995 D, 6.75% 2011                                                    5,410           6,151
 Municipal Electric Authority:
  Project One Special Obligation Bonds,
  Fourth Crossover Series, 6.50% 2012                                                            1,215           1,307
  General Power Revenue Bonds,
  CTFS-1992B Series , 6.375% 2016                                                                1,000           1,056
 City of Atlanta:
  Airport Facilities Revenue
  Refunding Bonds, Series 1994 A, AMBAC Insured
  6.50% 2009                                                                                     1,000           1,106
  Special Purpose Facilities
  Revenue Refunding Bonds (Delta Air Lines, Inc.
  Project), Series 1989 A, 7.50% 2019                                                            4,500           4,741
 Fulco Hospital Authority, Revenue Anticipation
  Certificates:
   St. Joseph's Hospital of Atlanta, Inc.,
   Series 1994, 4.80% 2001                                                                       2,305           2,288
   Georgia Baptist Health Care System
   Project:
    Series 1992A:
     6.40% 2007                                                                                  1,000           1,016
     6.25% 2013                                                                                  2,100           2,028
     6.375% 2022                                                                                 1,595           1,544
    Series 1992 B, 6.375% 2022                                                                     610             590
 Development Authority of Fulton County, Special
  Facilities Revenue Bonds (Delta Air Lines, Inc.
  Project), Series 1992, 6.95% 2012                                                              3,115           3,243

Hawaii - 0.07%
 State General Obligation Refunding Bonds of 1993,
  Series C, 5.125% 2009                                                                          1,000             969

Illinois - 6.75%
 Build Illinois Bonds (Sales Tax Revenue Bonds),
  Series O, 6.00% 2002                                                                           1,000           1,061
 Civic Center Bonds (Special State Obligation Bonds),
  Series 1991, AMBAC Insured, 6.25% 2020                                                         6,500           6,856
 Educational Facilities Authority Revenue
  Bonds, Wesleyan University, Series 1993,
  5.625% 2018                                                                                    1,490           1,409
 Heath Facilities Authority:
  Revenue Bonds, Series 1993 (OSF Healthcare System),
  5.75% 2007                                                                                     4,760           4,653
  Refunding Bonds, Series 1993 A (Edward Hospital
  Project), 6.00% 2019                                                                           1,435           1,383
  Revenue and Revenue Refunding Bonds
  (Evangelical Hospitals Corporation), Series C,
  6.25% 2022                                                                                     4,000           3,972
  Revenue Bonds, Series 1992 (Edward Hospital
  Association Project), 7.00% 2022                                                               1,000           1,047
  Revenue Refunding Bonds (Fairview),  Series 1995A, 7.40% 2023                                  1,000             990
  Revenue Bonds, Series 1994 A (Northwestern Memorial
   Hospital), 6.00% 2024                                                                         2,000           1,983
 Metropolitan Pier and Exposition Authority,
  McCormick Place Expansion Project Bonds,
  Current Interest Bonds, Series 1992 A,
  6.50% 2027                                                                                     4,000           4,060
 City of Chicago:
 General Obligation Bonds, Project and Refunding,
  Series 1995B, FGIC Insured, 5.125% 2025                                                        4,000           3,538
 The County of Cook, General Obligation Capital Improvement
  Bonds, Series 1996,  FGIC Insured, 6.50% 2011                                                  4,000           4,376
  Chicago-O'Hare International Airport:
  General Airport Second Lien Revenue Refunding Bonds,
  1993 Series C, MBIA Insured, 5.00% 2018                                                       10,000           8,821
  Special Facilities Revenue Bonds for United
  Air Lines:
   1984 Series C, 8.20% 2018                                                                     1,210           1,313
   1988 Series B, 8.85% 2018                                                                     1,900           2,158
   Special Facilities Revenue Refunding Bonds:
    Delta Air Lines, Inc. Terminal, 6.45% 2018                                                   4,435           4,428
    Series 1994 (American Airlines, Inc. Project),
    8.20% 2024                                                                                   2,750           3,168
 Metropolitan Water Reclamation District of Greater
  Chicago, Series B:
   Capital Improvement Bonds, 5.25% 2004                                                         5,000           5,088
   Refunding Bonds, 5.30% 2005                                                                   5,325           5,408
  Skyway Toll Bridge Refunding Revenue Bonds,
  Series 1994:
   6.50% 2010                                                                                   13,250          13,551
   6.75% 2014                                                                                    6,500           6,678
  Water Revenue Bonds, Refunding
  Series 1993, FGIC Insured:
   6.50% 2011                                                                                    4,345           4,752
   5.50% 2025                                                                                    2,565           2,221
 Regional Transportation Authority, Cook, Du Page,
  Kane, Lake, McHenry and Will Counties,
  General Obligation Bonds:
   Series 1994D, FGIC Insured, 7.75% 2019                                                        4,500           5,597
   Series 1990A, AMBAC Insured, 7.20% 2020                                                       1,000           1,174

Indiana - 2.66%
 Educational Facilities Authority, Educational
  Facilities Revenue Bonds (University of Evansville
  Project), Series 1996, 5.25% 2005                                                              1,000             951
 Housing Finance Authority, Single Family Mortgage
  Refunding Revenue Bonds, 1992 Series A, 6.75% 2010                                             1,275           1,330
 State Office Building Commission, Correctional
  Facilities Program Revenue Bonds, Series 1995B,
  AMBAC Insured, 6.25% 2012                                                                      8,490           9,105
 Transportation Finance Authority, Airport
  Facilities Lease Revenue Bonds, Series A:
   6.50% 2007                                                                                    7,000           7,354
   6.75% 2011                                                                                    2,400           2,520
 City of East Chicago, Pollution Control Refunding
  Revenue Bonds (Inland Steel Company Project No. 11),
  Series 1994, 7.125% 2007                                                                       3,000           3,068
 Hospital Authority of the City of Fort Wayne,
  Revenue Bonds (Parkview Memorial Hospital, Inc.
  Project), Series 1992:
   6.375% 2013                                                                                   6,000           6,064
   6.40% 2022                                                                                    2,000           2,013
 Indianapolis Local Public Improvement Bond Bank,
  Series 1992 D Bonds, 6.60% 2007                                                                1,960           2,118
 Municipal Power Agency, Power Supply System Revenue Bonds,
  1993 Series A, MBIA Insured, 5.50% 2023                                                        5,000           4,680

Kentucky - 0.25%
 Higher Education Student Loan Corp., Insured
  Student Loan Revenue Bonds, 1994 Series B,
  6.20% 1999                                                                                     1,140           1,189
 Kenton County Airport Board, Special Facilities
  Revenue Bonds (Delta Air Lines, Inc. Project):
   7.80% 2015                                                                                    1,000           1,060
   1992 Series B, 7.25% 2022                                                                     1,350           1,432

Louisiana - 4.02%
 Lake Charles Harbor and Terminal District, Port
  Facilities Revenue Refunding Bonds (Trunkline
  LNG Company Project), Series 1992, 7.75% 2022                                                 28,000          31,352
 Offshore Terminal Authority, Deepwater Port
  Refunding Revenue Bonds (LOOP INC. Project):
   First Stage Series B:
    5.40% 1998                                                                                   3,150           3,207
    6.25% 2004                                                                                   9,000           9,570
   First Stage Series E:
    7.45% 2004                                                                                   1,000           1,094
    7.60% 2000                                                                                   1,000           1,090
 Orleans Levee District, Levee Improvement Fixed-Rate
  Refunding Bonds, Series 1987 A, 8.25% 2014                                                     6,920           6,982
 Parish of St. Charles, Adjustable/Fixed-Rate
  Pollution Control Revenue Bonds (Louisiana
  Power & Light Company Project),
   Series 1984, 8.25% 2014                                                                       5,490           5,985

Maine - 0.25%
 State Housing Authority, Mortgage Purchase
  Bonds,1994 Series C-1, 5.90% 2015                                                              3,635           3,673

Maryland - 1.69%
 Community Development Administration, Department
  of Housing and Community Development, Single
  Family Program Bonds, 1990 First Series, 7.60% 2017                                            5,920           6,135
 Health and Higher Educational Facilities Authority:
  Revenue Bonds, Howard County General Hospital
  Issue, Series 1993:
   5.50% 2013                                                                                    2,300           2,056
   5.50% 2021                                                                                    6,225           5,430
  Project and Refunding Revenue Bonds:
   Mercy Medical Center Issue, Series 1996,
   FSA Insured, 6.50% 2013                                                                       1,155           1,273
   Peninsula Regional Medical Center Issue, Series 1993,
   5.25% 2012                                                                                    1,000             937
 Calvert County, Maryland Economic Development
  Revenue Bonds (Asbury-Solomons Island Facility),
  Series 1995, 8.625% 2024                                                                       2,500           2,637
 John Hopkins Hospital Issue, Revenue Refunding
  Bonds, Series 1993, 5.00% 2023                                                                 3,000           2,611
 Prince George's County, Hospital Revenue Bonds,
  Dimensions Health Corporation Issue:
   Series 1992, 7.25% 2017 (Prerefunded 2002)                                                      750             854
  5.30% 2024                                                                                     3,305           2,951

Massachusetts - 2.46%
 General Obligation Bonds Consolidated Loan of
  1989, Series D, MBIA Insured, 7.00% 2009
  (Prerefunded 1999)                                                                             1,000           1,091
 Health and Educational Facilities Authority,
  Revenue Bonds, Brigham and Women's Hospital Issue,
  Series D, 6.75% 2024                                                                           7,000           7,276
 Massachusetts Bay Transportation Authority, General
  Transportation System Bonds, 1994 Series A
  Refunding Bonds, 7.00% 2007                                                                   10,110          11,538
 Water Resources Authority:
  General Revenue Bonds, 1990 Series A, 7.50% 2009
   (Prerefunded 2000)                                                                            9,500          10,578
  General Revenue Refunding Bonds, 1993 Series B,
  5.25% 2009                                                                                     2,500           2,420
 City of Boston, Revenue Refunding Bonds,
  Boston City Hospital (FHA Insured Mortgage),
  7.625% 2021                                                                                      980           1,101
 The New England Loan Marketing Corp.,
  Student Loan Refunding Bonds:
  1992 Series A, 6.50% 2002                                                                      1,000           1,066
  1993 Series G, 5.20% 2002                                                                      1,200           1,205

Michigan - 7.81%
 Daughters of Charity, National Health System, 5.50% 2005                                        1,750           1,784
  Genesys Health System Obligated Group, Series 1995A:
   7.10% 2002                                                                                    1,955           2,071
   7.20% 2003                                                                                    1,000           1,062
   8.00% 2005                                                                                    8,880           9,752
   8.10% 2013                                                                                    5,000           5,500
   8.125% 2021                                                                                   4,500           4,925
   7.50% 2027                                                                                    2,925           3,048
  McLaren Obligated Group, Series 1993A, 5.375% 2013                                             2,985           2,737
  Sinai Hospital of Greater Detroit, Series 1995:
  6.625% 2016                                                                                    5,750           5,691
  6.70% 2026                                                                                     1,680           1,654
 State Housing Development Authority, Rental Housing
  Revenue Bonds, 1994 Series A:
   6.20% 2003                                                                                      600             623
   AMBAC Insured, 6.40% 2005                                                                     1,850           1,979
 Job Development Authority, Pollution
  Control Revenue Bonds (Chrysler Corporation
  Project), Series 1984, 5.70% 1999                                                              7,000           7,162
 City of Detroit:
  General Obligation Revenue Bonds (Unlimited Tax):
   Series 1995-A 5.60% 2001                                                                      4,250           4,291
  Series 1995-B:
   6.25% 2001                                                                                    6,585           6,820
   6.75% 2003                                                                                    8,675           9,169
   7.00% 2004                                                                                    2,500           2,674
   6.25% 2005                                                                                    3,625           3,695
   6.25% 2008                                                                                    1,730           1,734
   6.25% 2009                                                                                    1,195           1,194
   6.25% 2010                                                                                    1,250           1,244
 Downtown Development Authority,
  Tax Increment Bonds (Development Area No. 1 Projects),
  Series 1996C,  MBIA Insured:
   6.20% 2017                                                                                    9,310           9,344
   6.25% 2025                                                                                    4,265           4,262
 Greater Detroit Resource Authority, Resource Recovery
  Revenue Refunding Bonds, Series 1996B,
  AMBAC Insured, 6.25% 2008                                                                      1,500           1,605
 City of Royal Oak Hospital Financing Authority,
  Hospital Revenue Refunding Bonds (William Beaumont
  Hospital), Series 1993 G, 5.25% 2019                                                           8,000           7,175
 Charter County of Wayne, Special Airport Facilities
  Revenue Refunding Bonds (Northwest Airlines, Inc.
  Facilities), Series 1995, 6.75% 2015                                                          14,000          14,108

Minnesota - 0.72%
 Housing Finance Agency, Housing Development
  Bonds, 1991 Series A, 6.85% 2007                                                               2,535           2,666
 Housing and Redevelopment Authority of the City
  of Saint Paul, Hospital Facility Revenue
  Bonds (Healtheast Project), Series 1987-B:
  9.75% 2017 (Subject to Crossover Prerefunding 1997)                                            2,735           2,948
  9.75% 2017 (Subject to Crossover Prerefunding 1997)                                            4,640           5,002

Mississippi - 1.41%
 Claiborne County, Adjustable/Fixed Rate Pollution
  Control Revenue Bonds (Middle South Energy, Inc.
  Project):
   Series A, 9.50% 2013                                                                          1,550           1,722
   Series C, 9.875% 2014                                                                        17,035          19,061

Nevada - 0.10%
 City of Henderson, Local Improvement
  District No. T-10 (Seven Hills) Limited Obligation
  Improvement Bonds, 7.50% 2015                                                                  1,500           1,509

New Hampshire - 0.24%
 Business Finance Authority, Pollution Control
  Refunding Revenue Bonds (The United Illuminating
  Company Project), Series A 1993, 5.875% 2033                                                   2,985           2,694
 Higher Educational and Health
  Facilities Authority Revenue Bonds, Dartmouth
  College Issue, Series 1993, 5.375% 2023                                                        1,000             918

New Jersey - 1.39%
 Economic Development Authority, First
  Mortgage Revenue Fixed Rate Bonds:
  Fellowship Village Project, Series 1995A, 9.25% 2025                                           7,000           7,634
  Winchester Gardens at Ward Homestead Project,
  Series 1996A:
   8.50% 2016                                                                                    4,000           3,996
   8.625% 2025                                                                                   3,500           3,504
 Housing and Mortgage Finance Agency,
  Section 8 Bonds, 1991 Series A:
   6.80% 2005                                                                                    2,570           2,757
   6.85% 2006                                                                                    2,500           2,676

New Mexico - 0.24%
 Mortgage Finance Authority, Single Family Mortgage
  Purchase Refunding Senior Bonds, 1992 Series
  A-1, 6.85% 2010                                                                                3,385           3,505

New York - 12.65%
 Dormitory Authority:
  State University Educational Facilities Revenue
  Refunding Bonds:
   Series 1990 A, 7.50% 2013                                                                     3,500           4,092
   Series 1990 B:
    7.50% 2011                                                                                   1,720           1,981
    7.00% 2016                                                                                   1,000           1,060
  City University System, Consolidated Second
   General Resolution Revenue Bonds:
   Series 1990 F, FGIC Insured, 7.50% 2020
   (Prerefunded 2000)                                                                            7,100           7,961
   Series G, 5.00% 2002                                                                          2,000           1,978
 Environmental Facilities Corporation, State Water
  Pollution Control Revolving Fund Revenue Bonds
  (New York City Municipal Water Finance Authority
  Project):
   Series 1994 A, 5.75% 2009                                                                     8,380           8,613
   Series 1991 E, 6.875% 2010                                                                    1,500           1,637
   Series 1990 A, 7.50% 2012                                                                       500             551
 Housing Finance Agency, Health Facilities Revenue Bonds
  (New York City), 1996 Series A Refunding, 6.375% 2003                                          5,000           5,208
 Local Government Assistance Corporation:
  Series 1991 A, 7.00% 2016 (Prerefunded 2001)                                                   7,000           7,811
  Series 1991 B, 7.50% 2020 (Prerefunded 2001)                                                   6,925           7,869
  Series 1991 C, 0% 2005                                                                         5,000           3,196
  Series 1991 D:
   7.00% 2011                                                                                    2,000           2,226
   7.00% 2018 (Prerefunded 2002)                                                                 8,650           9,762
   6.75% 2021 (Prerefunded 2002)                                                                 1,350           1,507
  Series 1992 C, 5.50% 2022                                                                      1,000             921
 State Medical Care Facilities Finance Agency,
  Mental Health Services Facilities Improvement
  Revenue Bonds:
   1991 Series A, 7.50% 2021 (Prerefunded 2001)                                                  3,645           4,128
   1994 Series A, 5.10% 2003                                                                     1,720           1,687
   Series D, 5.25% 2023                                                                          1,000             864
  Metropolitan Transit Authority, Transit Facilities
   Service Contract Bonds, Series O and P,
   5.375% 2002                                                                                   4,000           4,037
 Urban Development Corporation, Correctional
  Capital Facilities Revenue Bonds:
   Series 1993 A, Refunding Series, 5.30% 2005                                                   2,800           2,713
   Series 2, 6.50% 2021 (Prerefunded 2001)                                                       3,700           3,980
   Series 6A, 6.00% 2003                                                                         2,750           2,824
 Battery Park City Authority, Revenue Refunding
  Bonds, Series 1993 A:
   5.00% 2013                                                                                    5,000           4,451
   5.25% 2017                                                                                    2,500           2,240
   4.75% 2019                                                                                   18,000          14,898
 City of New York, General Obligation Bonds:
  Fiscal 1995 Series C, 5.90% 2003                                                               2,115           2,139
  Fiscal 1992 Series C, 6.50% 2004                                                               2,500           2,611
  Fiscal 1995 Series F:
   6.375% 2006                                                                                   3,000           3,067
   6.60% 2010                                                                                    2,000           2,043
   6.625% 2025                                                                                   1,500           1,523
  Fiscal 1992 Series H, 6.875% 2002                                                              1,900           2,024
  Fiscal 1993 Series A, 6.25% 2003                                                               4,200           4,330
  Fiscal 1991 Series B, 8.25% 2006                                                               1,500           1,789
  Fiscal 1995 Series E:
   6.50% 2004                                                                                    7,550           7,843
   MBIA Insured, 6.20% 2008                                                                      3,000           3,240
  Fiscal 1996 Series E, 6.50% 2006                                                               7,500           7,746
  Fiscal 1996 Series I, 6.50% 2006                                                               8,000           8,264
 Municipal Water Finance Authority,
  Water and Sewer System Revenue Bonds:
   Fiscal 1989 Series B, FGIC Insured,
    7.625% 2017 (Prerefunded 1998)                                                               3,000           3,219
    Fiscal 1991 Series C, 7.75% 2020 (Prerefunded 2001)                                          5,000           5,715
    Fiscal 1994 Series B:
    4.875% 2002                                                                                  3,000           2,995
    5.50% 2019                                                                                   2,000           1,850
 Transit Authority, Transit
  Facilities Revenue Bonds (Livingston Plaza
  Project), Series 1990, FSA Insured, 7.50% 2020
  (Prerefunded 2000)                                                                             4,000           4,434
 Triborough Bridge and Tunnel Authority, General
  Purpose and Revenue Bonds:
   Series S, 7.00% 2021 (Prerefunded 2001)                                                      11,400          12,616
   Series Y, 6.00% 2012                                                                          1,000           1,049

North Carolina - 1.54%
 Eastern Municipal Power Agency, Power System Revenue
  Bonds:
   Series 1993 B:
    6.00% 2006                                                                                   3,000           3,006
    7.00% 2008                                                                                  10,045          10,827
    7.25% 2007                                                                                   5,000           5,466
   Series 1993 C, 5.00% 2021                                                                     4,000           3,372

Ohio - 0.12%
 County of Franklin, Hospital Facilities Revenue
  Refunding and Improvement Bonds (Doctors Hospital
  Project), 5.60% 2006                                                                           1,750           1,793

Oklahoma - 1.26%
 State Industrial Authority, Health System
  Revenue Refunding Bonds (Obligated Group consisting
  of INTEGRIS Baptist Medical Center, Inc., INTEGRIS
  South Oklahoma City Hospital Corp. and INTEGRIS
  Rural Health, Inc.), AMBAC Insured,  Series 1995D:
  6.00% 2009                                                                                     2,500           2,598
  6.00% 2010                                                                                     4,020           4,154
 Industries Authority, Health System Revenue
  Bonds, Baptist Medicine Center of Oklahoma,
  Series 1995 C, AMBAC Insured, 6.375% 2009                                                      2,500           2,679
 Grand River Dam Authority, Revenue Bonds, Refunding
  Series 1995, AMBAC Insured, 6.25% 2011                                                         2,500           2,715
 Tulsa Industrial Authority, Hospital Revenue
  and Refunding Bonds:
  St. John Medical Center Project, Series 1996,
  5.375% 2017                                                                                    3,000           2,799
  Hillcrest Medical Center Project, Series 1996,
  Connie Lee Insured, 6.25% 2010                                                                 3,555           3,684

Pennsylvania - 5.75%
 Convention Center Authority, Refunding
  Revenue Bonds, 1994 Series A, 6.25% 2004                                                      10,000          10,362
 Higher Educational Facilities Authority, Revenue
  Bonds (Thomas Jefferson University), 1992
  Series A, 6.625% 2009                                                                          1,250           1,350
 Housing Finance Authority, Single Family Mortgage
  Revenue Bonds:
   Series 1990-29A, 7.375% 2016                                                                  3,575           3,791
   Series 1992-33, 6.85% 2009                                                                    1,000           1,059
 Industrial Development Authority,
  Economic Development Revenue Bonds, Series 1994,
  AMBAC Insured, 7.00% 2007                                                                      1,750           2,009
 Hospitals and Higher Education Facilities
  Authority of Philadelphia:
  Hospital Revenue Bonds (The Children's Hospital of
  Philadelphia Project):
   Series A of 1992:
    6.50% 2009 (Prerefunded 2002)                                                                4,500           4,948
    6.50% 2021 (Prerefunded 2002)                                                                3,000           3,298
   Series A of 1993:
    5.25% 2010                                                                                   5,500           5,217
    5.00% 2021                                                                                   8,000           6,976
  Frankford Hospital, Series A:
   6.00% 2014                                                                                    1,805           1,756
   6.00% 2023                                                                                    4,000           3,774
 Hospital Authority of Philadelphia, Hospital
  Revenue Bonds (Temple University Hospital):
   Series of 1993 A, 6.50% 2008                                                                 15,500          16,047
   Series of 1983, 6.625% 2023                                                                  15,385          15,552
 City of Pottsville Hospital Authority, Hospital
  Revenue Bonds (The Pottsville Hospital and Warne
  Clinic), Series of 1994, 7.25% 2024                                                            8,500           8,703

Rhode Island - 2.59%
 Convention Center Authority, Refunding Revenue
  Bonds, MBIA Insured:
  1993 Series B, 5.00% 2008                                                                      2,790           2,688
  1993 Series A, 5.00% 2010                                                                      3,190           3,024
  1993 Series B, 5.25% 2015                                                                      5,660           5,292
 Depositors Economic Protection Corporation, Special
  Obligation Bonds:
   1993 Series A, MBIA Insured:
   5.75% 2012                                                                                    4,850           4,908
   6.25% 2016                                                                                    4,500           4,734
   1992 Series A, FSA Insured, 6.625% 2019
   (Prerefunded 2002)                                                                            1,000           1,106
   1993 Series A:
    6.375% 2022                                                                                  7,000           7,198
    5.75% 2021 (Escrowed to Maturity)                                                            4,180           4,085
    5.75% 2021                                                                                   2,715           2,602
 Housing and Mortgage Finance Corporation,
  Homeownership Opportunity Bonds, Series 3-A,
  7.80% 2010                                                                                     2,500           2,636

South Dakota - 0.13%
 Housing Development Authority,
  Homeownership Mortgage Bonds, 1995 Series A and B,
  6.00% 2023                                                                                     1,965           2,000

Tennessee - 2.34%
 Health and Educational Facilities Board of the
  Metropolitan Government of Nashville and Davidson
  County, (Blakeford Project), 9.25% 2024                                                        6,600           7,094
 Memphis-Shelby County Airport Authority, Special
  Facilities Revenue Bonds, Refunding Series 1992
  (Federal Express Corporation), 6.75% 2012                                                     26,375          27,409

Texas - 3.17%
 National Research Laboratory Commission, General
  Obligation Bonds, Series 1990 (Superconducting
  Super Collider Project), 7.125% 2020
   (Prerefunded 2000)                                                                           14,450          15,908
 Dallas-Fort Worth International Airport
  Facility Improvement Corp.:
  American Airlines, Inc., Revenue Bonds, Series 1992,
  6.00% 2014                                                                                     3,375           3,304
  Delta Air Lines, Inc., Revenue Refunding Bonds,
  Series 1993, 6.25% 2013                                                                        2,400           2,372
 Harris County Health Facilities Development
  Corporation, SCH Health Care System Revenue Bonds
  (Sisters of Charity of the Incarnate Word,
  Houston), Series 1991A, 7.10% 2021                                                             8,000           8,573
 Harris County Toll Road, Unlimited Tax and
  Subordinate Lien Revenue Bonds, Series 1984,
  10.375% 2014 (Prerefunded 1998)                                                                1,000           1,084
 Hidalgo County Health Services Corp., Hospital Revenue
  Bonds (Mission Hospital, Inc. Project), Series 1996:
   7.00% 2008                                                                                    1,000           1,028
   6.75% 2016                                                                                    1,740           1,699
 Northside Independent School District (Bexar,
  Medina, and Bandera Counties), Unlimited
  Tax School Building Bonds, Series 1991, 6.375% 2008
  (Prerefunded 2001)                                                                             3,500           3,740
 Tomball Hospital Authority, Hospital Revenue
  Refunding Bonds, Series 1993, Tomball Regional
  Hospital, 6.125% 2023                                                                          6,250           5,836
 Village at Western Oaks Municipal Utility District,
  City of Austin, Contract Revenue Refunding
  Bonds, Series 1991, FGIC Insured, 6.50% 2009                                                   3,000           3,203

Utah - 2.08%
 Housing Finance Agency, Single Family Mortgage
  Bonds, 1995 Issue E (Federally Insured or
  Guaranteed Mortgage Loans), 5.50% 2024                                                         1,860           1,867
 Intermountain Power Agency:
  Special Obligation Refunding Bonds,
  5th Crossover Series:
   FGIC Insured, 7.00% 2015                                                                      7,000           7,289
   7.20% 2019                                                                                    1,000           1,038
   Power Supply Revenue Refunding Bonds:
    1996 Series B, MBIA Insured:
     6.25% 2006                                                                                  4,000           4,331
     6.50% 2009                                                                                  2,000           2,195
   1997 Series A,  AMBAC Insured, 6.50% 2011*                                                    1,435           1,510
 Salt Lake City, Hospital Revenue Bonds, Series
  1992 (IHC Hospitals, Inc.):
   5.50% 2021                                                                                    8,100           7,510
   6.25% 2023                                                                                    5,000           5,036

Vermont - 0.02%
 Housing Finance Agency, Single Family
  Housing Bonds, Series 4, 5.75% 2012                                                              290             292

Virginia - 1.22%
 Commonwealth Transportation Board, Commonwealth of
  Virginia Transportation Contract Revenue Bonds,
  Series 1988 (Route 28 Project), 7.80% 2016
  (Prerefunded 1998)                                                                             3,500           3,750
 Industrial Development Authority of Fairfax
  County, Hospital Revenue Refunding Bonds (Inova
  Health System Hospitals Project), Series 1993A:
   4.80% 2005                                                                                    1,850           1,805
   5.00% 2010                                                                                    3,450           3,246
   5.00% 2011                                                                                    1,300           1,214
   5.00% 2023                                                                                    1,200           1,062
 Industrial Development Authority of the County of
  Hanover, Hospital Revenue Bonds, (Memorial Regional
  Medical Center Project at Hanover Medical Park),
  Series 1995, MBIA Insured:
   6.50% 2009                                                                                    1,000           1,093
   6.375% 2018                                                                                   3,000           3,215
 Industrial Development Authority of the City of
  Norfolk, Hospital Revenue Bonds (Sentara
  Hospitals-Norfolk Project), Series 1991,
  6.50% 2013                                                                                     2,500           2,620

Washington - 7.22%
 General Obligation, Series B:
  5.50% 2010                                                                                     2,000           1,991
  5.50% 2018                                                                                     3,100           2,984
 Public Power Supply System:
  Nuclear Project No. 1 Refunding Revenue Bonds,
   Series 1989 A:
    7.50% 2015 (Prerefunded 1999)                                                                1,820           1,999
    6.00% 2017                                                                                   7,700           7,498
  Nuclear Project No. 2 Refunding Revenue Bonds:
   Series 1990 A, 7.375% 2012 (Prerefunded 2000)                                                17,335          19,244
   Series 1990 C, 7.30% 2000                                                                     1,800           1,946
   Series 1992 A, 5.90% 2004                                                                     3,850           3,934
   Series 1993 A, 5.10% 2000                                                                     4,600           4,627
   Series 1994 A:
    6.00% 2007                                                                                  20,000          20,220
    5.25% 2008                                                                                   5,000           4,697
  Nuclear Project No. 3 Refunding Revenue Bonds:
   BIG Insured, 7.25% 2016 (Prerefunded 1999)                                                    5,000           5,458
   Series 1989 B:
    7.25% 2015 (Prerefunded 2000)                                                                5,450           5,988
    FGIC Insured, 7.00% 2005                                                                    14,400          15,502
    5.375% 2015                                                                                  5,000           4,563
    7.125% 2016                                                                                  5,250           5,899

Wisconsin - 1.15%
 Health and Educational Facilities Authority,
  Revenue Bonds:
   Children's Hospital Project, Series 1993, FGIC Insured,
   5.50% 2006                                                                                    2,000           2,045
   Medical College of Wisconsin, Series 1993, 5.95% 2015                                         1,000             976
 Housing and Economic Development Authority, Housing
  Revenue Bonds, 6.40% 2003                                                                      3,480           3,618
 Pollution Control and Industrial Development Revenue
  Bonds (General Motors Corporation Projects), City
  of Janesville, Series 1984, 5.55% 2009                                                         3,000           2,935
 Public Power Incorporated System,
  Power Supply System Revenue Bonds, Series
  1990 A, AMBAC Insured, 7.40% 2020
  (Prerefunded 2000)                                                                               500             557
 City of Superior, Limited Obligation
  Refunding Revenue Bonds (Midwest Energy Resources
  Company Project), Series E-1991 (Collateralized),
  FGIC Insured, 6.90% 2021                                                                       6,000           6,859

Wyoming - 0.10%
 Community Development Authority, Single Family
  Mortgage Bonds, 1989 Series A, 7.90% 2017                                                        510             536
 Student Loan Corp., Student Loan Revenue
  Refunding Bonds, Series 1991, 6.25% 1999                                                         950             992

Guam - 0.20%
 General Obligation Bonds, 1995 Series A, 5.625% 2002                                            3,000           3,007
                                                                                                           -----------
                                                                                                             1,405,516
                                                                                                           -----------

Tax-Exempt Securities Maturing in
One Year or Less - 4.33%

 State of California, 1996-97 Revenue Anticipation Notes,
  Series A, 4.50% 6/30/97                                                                        1,600           1,609
 County of Los Angeles, California 1996-97 Tax and Revenue
  Anticipation Notes, Series A, 4.50% 6/30/97                                                   30,200          30,362
 State of Colorado, General Fund Tax and Revenue
  Anticipation Notes, Series 1996A, 4.50% 6/27/97                                                5,700           5,728
 State of Kentucky, Turnpike Authority, Resource Recovery
  Road Revenue Refunding Bonds, 1981 Series A, 13.125% 7/1/09
  (Prerefunded 1997)                                                                               390             419
 State of Maine, General Obligation Tax
  Anticipation Notes, 4.50% 6/27/97                                                              1,000           1,005
 State of Michigan, Full Faith and Credit General
  Obligation Notes, 4.00% 9/30/96                                                                9,200           9,202
 State of New York Triborough Bridge and Tunnel Authority,
  General Purpose and Revenue Bonds, Series K,
  8.25% 1/1/17 (Prerefunded 1997)                                                                1,000           1,035
 State of Texas, Tax and Revenue Anticipation Notes,
  Series 1996, 4.75% 8/29/97                                                                    14,500          14,619
                                                                                                           -----------
                                                                                                                63,979
                                                                                                           -----------
TOTAL TAX-EXEMPT SECURITIES (cost: $1,409,975,000)                                                           1,469,495
Excess of cash and receivables over payables                                                                     6,467
                                                                                                           -----------
NET ASSETS                                                                                                  $1,475,962
                                                                                                           ===========


*Represents a when-issued security.

See Notes to Financial Statements

The Tax-Exempt Bond Fund of America
Financial Statements

Statement of Assets and Liabilities
at August 31, 1996 (dollars in thousands)
Assets:
 Tax-exempt securities (cost: $1,409,975)                                                               $1,469,495
 Cash                                                                                                            57
 Receivables for--
  Sales of investments                                                            $1,677
  Sales of fund's shares                                                           1,912
  Accrued interest                                                                22,634                    26,223
                                                                      ------------------        ------------------
                                                                                                         1,495,775
Liabilities:
 Payables for--
  Purchases of investments                                                        15,127
  Repurchases of fund's shares                                                       840
  Dividends payable                                                                2,704
  Management services                                                                464
  Accrued expenses                                                                   678                    19,813
                                                                      ------------------        ------------------
Net Assets at August 31, 1996--
 Equivalent to $11.86 per share on
 124,436,740 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--200,000,000 shares)                                                                     $1,475,962
                                                                                                       ===========
Statement of Operations
For the year ended August 31, 1996
(dollars in thousands)
Investment Income:
 Interest on tax-exempt securities                                                                         $89,217
 Expenses:                                                                                      ------------------
  Management services fee                                                         $5,451
  Distribution expenses                                                            3,487
  Transfer agent fee                                                                 514
  Reports to shareholders                                                            131
  Registration statement and prospectus                                              117
  Postage, stationery and supplies                                                   176
  Directors' fees                                                                     24
  Auditing and legal fees                                                             40
  Custodian fee                                                                       59
  Taxes other than federal income tax                                                 20
  Other expenses                                                                      55                    10,074
                                                                                                ------------------
  Net investment income                                                                                     79,143
                                                                                                ------------------
Realized Gain and Change in Unrealized
 Appreciation on Investments:
 Net realized gain                                                                                           7,208
 Net unrealized appreciation on investments:
  Beginning of year                                                               66,846
  End of year                                                                     59,520
                                                                      ------------------
  Net change in unrealized appreciation
    on investments                                                                                          (7,326)
                                                                                                ------------------
  Net realized gain and change in
   unrealized appreciation on investments                                                                     (118)
                                                                                                ------------------
Net Increase in Net Assets Resulting
 from Operations                                                                                           $79,025
                                                                                                       ===========


Statement of Changes in Net Assets
(dollars in thousands)

                                                                              Year Ended
                                                                               August 31
                                                                                     1996                      1995
                                                                      ------------------        ------------------
Operations:
 Net investment income                                                       $    79,143                $   79,709
 Net realized gain on investments                                                  7,208                     8,891
 Net change in unrealized appreciation
  on investments                                                                  (7,326)                   22,271
                                                                      ------------------        ------------------
  Net increase in net assets
   resulting from operations                                                      79,025                   110,871
                                                                      ------------------        ------------------
Dividends and Distributions Paid to
 Shareholders:
 Dividends from net investment income                                            (79,078)                  (79,742)
 Distributions from net realized gain on
  investments                                                                    (10,310)                        -
                                                                      ------------------        ------------------
  Total dividends and distributions                                              (89,388)                  (79,742)
                                                                      ------------------        ------------------
Capital Share Transactions:
 Proceeds from shares sold:
  24,816,640 and 24,743,163
  shares, respectively                                                           298,087                   285,197
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and distributions
  of net realized gain on investments:
  4,705,048 and 4,184,414 shares,
  respectively                                                                    56,559                    48,311
 Cost of shares repurchased:
  24,383,250 and 28,504,965
  shares, respectively                                                          (292,301)                 (325,755)
                                                                      ------------------        ------------------
  Net increase in net assets
   resulting from capital share
   transactions                                                                   62,345                     7,753
                                                                      ------------------        ------------------
Total Increase in Net Assets                                                      51,982                    38,882
Net Assets:
 Beginning of year                                                             1,423,980                 1,385,098
                                                                      ------------------        ------------------
 End of year                                                                  $1,475,962                $1,423,980
                                                                             ===========               ===========


See Notes to Financial Statements

The Tax-Exempt Bond Fund of America

Notes to Financial Statements

1. The Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of federally tax-free current income, consistent with preservation of capital, through a diversified portfolio of municipal bonds. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Tax-exempt securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of tax-exempt securities comparable to those held by the fund, as well as actual bid and asked prices on a particular day. Securities for which pricing service values are not available are valued at the mean of their quoted bid and asked prices. However, in circumstances where the investment adviser deems it appropriate to do so, securities will be valued at the mean of their representative quoted bid and asked prices, or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type. Securities for which market quotations are not readily available are valued at fair value by the Valuation Committee of the Board of Directors or a committee thereof. All securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends are declared daily after the determination of the fund's net investment income and paid to shareholders monthly.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $59,000 includes $12,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of August 31, 1996, net unrealized appreciation on investments for book and federal income tax purposes aggregated $59,520,000, of which $65,922,000 related to appreciated securities and $6,402,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1996. The cost of portfolio securities for book and federal income tax purposes was $1,409,975,000 at August 31, 1996.

3. The fee of $5,451,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; and 0.16% of such assets in excess of $3 billion plus 3.00% on the first $3,333,333 of the fund's monthly gross investment income; 2.50% of such income in excess of $3,333,333 but not exceeding $8,333,333; and 2.25% of such income in excess of $8,333,333.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1996, distribution expenses under the Plan were $3,487,000. As of August 31, 1996, accrued and unpaid distribution expenses were $692,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $514,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $760,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1996, aggregate amounts deferred and earnings thereon were $37,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1996, accumulated undistributed net realized gain on investments was $4,337,000 and additional paid-in capital was $1,287,635,000.

  The fund made purchases and sales of investment securities of $422,650,000 and $379,102,000, respectively, during the year ended August 31, 1996.

PER-SHARE DATA AND RATIOS
                                                                     Year Ended      August          31




                                                              1996         1995        1994       1993       1992
Net Asset Value, Beginning
 of Year                                                    11.94         11.65       12.43      11.78      11.30
                                                          -------       -------     -------    -------    -------
 Income from Investment
  Operations:
  Net investment income                                       .64           .68         .67        .68        .70
  Net realized and
   unrealized gain
   (loss) on investments                                      .01           .29        (.69)       .73        .48
                                                          -------       -------     -------    -------    -------
   Total income from
    investment operations                                     .65           .97        (.02)      1.41       1.18
                                                          -------       -------     -------    -------    -------
 Less Distributions:
  Dividends from net
   investment income                                         (.64)         (.68)       (.68)      (.68)      (.70)
  Distributions from net
   realized gains                                            (.09)            -        (.08)      (.08)         -
                                                          -------       -------     -------    -------    -------
   Total distributions                                       (.73)         (.68)       (.76)      (.76)      (.70)
                                                          -------       -------     -------    -------    -------
Net Asset Value, End of Year                               $11.86        $11.94      $11.65     $12.43     $11.78
                                                          =======       =======     =======    =======    =======

Total Return*                                              (5.51)%       (8.70)%    -(0.14)%   (12.42)%   (10.80)%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                                            $1,476        $1,424      $1,385     $1,327       $921
 Ratio of expenses to average
  net assets                                                  .68%          .66%        .69%       .71%       .71%
 Ratio of net income to
  average net assets                                         5.35%         5.87%       5.53%      5.62%      6.04%
 Portfolio turnover rate                                    26.89%        49.28%      22.40%     15.55%     17.22%


*Calculated without deducting a sales charge.
 The maximum sales charge is
is 4.75% of the fund's offering price.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Tax-Exempt Bond Fund of America, Inc.:

 In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Tax-Exempt Bond Fund of America, Inc. (the "Fund") at August 31, 1996, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

[signature: Price Waterhouse LLP]
Los Angeles, California
September 30, 1996

Tax Information (Unaudited)

All of the distributions paid by the fund during the fiscal year ended August 31, 1996 were exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the year-end information you receive from the fund's transfer agent